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                                                                    Exhibit 10.9

                       AMENDMENT NO. 1 TO SUPPLY AGREEMENT

      Amendment No. 1, dated as of September 20, 2005, to the Supply Agreement, dated as of January 1, 2005, among Irish Distillers Limited, Castle Brands Spirits Group Limited, Castle Brands (USA) Corp., and Castle Brands Inc. ("Supply Agreement").

      WHEREAS, the parties desire to amend the Supply Agreement in accordance with the terms set forth below; and

      WHEREAS, Irish Distillers Limited is willing to provide certain consents in connection with Castle Brands Inc.'s planned initial public offering;

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


      1. Section 1 of the Supply Agreement is amended by substituting the following language:


            "1.   Term


                  This Agreement shall have effect from 1 January 2005 and initially be for a term of ten (10) calendar years commencing from the date hereof. At each anniversary of the effective date, an estimate for whiskey needs for another year will be added to the bottom of the schedule on Exhibit 1. Unless Irish Distillers and Castle Brands cannot agree on the quantities for such additional year, the term of this Agreement will automatically be extended for one year. Irish Distiller may terminate this Agreement at the end of its term."


      2. Sections 22.1 and 22.2 of the Supply Agreement are amended by replacing the words "initial term or during any renewal terms" with the word "term" and section 22.1.1 will be eliminated.


      3. In connection with Castle Bands Inc.'s initial public offering, Irish Distillers agrees to the filing of the Supply Agreement and the inclusion of additional related information and disclosures, including the proposed disclosure attached hereto as Exhibit A (or substantially similar disclosure), in the prospectus and the Registration Statement on Form S-1 to be filed by Castle Brands Inc. with the Securities and Exchange Commission and consents to such disclosure (or substantially similar disclosure) in periodic reports on Forms 10-K and 10-Q, and any other documents filed or furnished to the Securities and Exchange Commission, provided that the consents granted in this paragraph 3 will cease to apply if Castle Brands Inc.'s registration has not become effective by June 1, 2006.

      4. This Amendment shall be governed, construed and interpreted in accordance with the laws of Ireland.

      5. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning set forth in the Supply Agreement.
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      6. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same instrument.

      7. Except as specifically amended herein, the Supply Agreement shall remain in full force and effect in accordance with its terms.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


SIGNED in the presence of:          IRISH DISTILLERS LIMITED



/s/ Paula Somers                    By: /s/ Paul Duffy
--------------------------             ------------------------------
Witness                             Name:  Paul Duffy
5 Greenlea Park                     Title: CEO
Perenure, Dublin 6W


SIGNED in the presence of:          CASTLE BRANDS INC.


/s/ John E. Schmeltzer III          By: /s/ Mark Andrews
--------------------------             ------------------------------
Witness                             Name:  Mark Andrews
                                    Title:  Chairman and CEO


SIGNED in the presence of:          CASTLE BRANDS SPIRITS GROUP LIMITED


/s/ Amelia Gary                     By: /s/ Keith Bellinger
--------------------------             ------------------------------
Witness                             Name:  Keith Bellinger
                                    Title:  Director and COO


SIGNED in the presence of:          CASTLE BRANDS (USA) CORP.


/s/ John E. Schmeltzer III          By: /s/ Mark Andrews
--------------------------             ------------------------------
Witness                             Name:  Mark Andrews
                                    Title:  Chairman and CEO
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                                    EXHIBIT A


KNAPPOGUE CASTLE AND CLONTARF IRISH WHISKEYS

      In 2005, we entered into a long-term supply agreement with Irish Distillers, a subsidiary of Pernod Ricard, pursuant to which it has agreed to supply us with the aged single malt and grain whiskeys used in our Knappogue Castle Irish single malt whiskey, the Knappogue Castle blend and all three of our Clontarf Irish whiskey products through December 31, 2014. The supply agreement includes a ten-year estimate of our supply needs for these five products, each of which is produced to a flavor profile proscribed by us. At the beginning of each year of the agreement, we must nominate our specific supply needs for each product for that year, which amounts we are then obligated to purchase over the course of that year. The agreement provides for fixed prices for the whiskeys used in each product, with escalations based on certain cost increases. The whiskies for the five products are then sent to Terra Limited where they are bottled in bottles designed by us and packaged for shipment.